UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2015

Date of reporting period :	May 1, 2014 — April 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PYSAX

Putnam Equity Spectrum Fund

Annual report
4 | 30 | 15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Equity Spectrum
Fund

Annual report
4 | 30 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Important notice regarding Putnam’s privacy policy	16
Financial statements	17
Federal tax information	45
About the Trustees	46
Officers	48

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Investments in leveraged companies and the fund’s “non-diversified” status can increase the fund’s vulnerability to these factors. The use of short selling may increase these risks. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the midway point of 2015 at hand, we note the sixth anniversary of the beginning of the U.S. economic expansion as dated by the National Bureau of Economic Research, which tracks the ups and downs of U.S. business cycles. It has also been six years since the beginning of the current bull market in U.S. stocks.

Both the expansion and the bull market are longer than average, and both appear to owe their longevity, to some degree, to the extraordinary policy measures undertaken by the Federal Reserve. Recently, however, the Fed has been preparing markets for a shift toward tighter monetary policy. Short-term interest rates could increase for the first time since 2006.

While higher interest rates can be a reflection of solid economic conditions, they can also pose a risk to fixed-income investments, and can have a less direct impact on stocks. International markets, which have performed well in early 2015, would also feel the effects of higher rates in the world’s largest economy. In the following pages, your fund’s portfolio manager provides a market outlook in addition to an update on your fund’s performance.

With the possibility that markets could begin to move in different directions, it might be a prudent time to consult your financial advisor to determine whether any adjustments or additions to your portfolio are warranted.

As the owner of a Putnam fund, you have put your investment in the hands of professional managers who pursue a consistent strategy and have experience in navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

June 9, 2015

Putnam Equity Spectrum Fund

Targeting companies that use debt strategically

Companies that use debt as a tool to improve their business performance can offer a different set of investment opportunities. Stocks of these companies can add a new dimension to most investment portfolios. Given the complexities of uncovering capital structure opportunities, successful investing requires specialized analytical skills and experience.

"With its focus on equities, the fund seeks to harness the greatest upside potential of mispriced securities."

David L. Glancy
Portfolio Manager
David Glancy's career has focused on investing in leveraged companies since 1987.

The fund can invest in a wide range of companies

Capital-intensive: Companies that borrow money to build and maintain network infrastructure, such as telecommunications.

Rising stars: Early-stage growth companies that use borrowing to finance operations while they develop new products.

Fallen angels: Companies that had been in stronger capital positions but have become more heavily dependent on debt.

Special situations: Companies that use debt as part of a restructuring, or as part of a merger, acquisition, or privatization.

Growth of a $10,000 investment (class A shares before sales charge)

$33,554
$10,000
5/18/09 6/09 12/09 6/10 12/10 6/11 12/11 6/12 12/12 6/13 12/13 6/14 12/14 4/30/15

2 Equity Spectrum Fund

Equity Spectrum Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/15

The fund — class A shares before sales charge
Putnam Equity Spectrum Fund (PYSAX)
Fund's benchmark
S&P 500 Index
22.57
17.40
16.50
14.33
17.07
16.73
3.06
12.98
LIFE OF FUND
(since 5/18/09)
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     Equity Spectrum Fund

Interview with your fund’s portfolio manager

David L. Glancy

How did Putnam Equity Spectrum Fund perform for the 12-month reporting period ended April 30, 2015?

The fund had a challenging year relative to its benchmark, the S&P 500 Index. Although several of the fund’s largest positions experienced strong support in the markets for the year overall, weakness in other areas, notably mortgage-servicing companies and select energy stocks, detracted from relative returns.

The portfolio’s large cash position, which fluctuates, also dampened performance in what has generally been an up market. Nevertheless, I consider a relatively substantial cash balance to be an important resource that gives me the flexibility to establish a meaningfully large position in a given stock when I think the time is right.

A number of new trends emerged over the reporting period, including a big slide in oil prices and the surging strength of the U.S. dollar. How did these changes and other aspects of the investing and economic environment affect the market?

With the exception of the energy sector, which continued to suffer due to the sharp drop in the price of oil in the past six to eight months, U.S. equities generally continued to advance on the back of the U.S. economic recovery. Some of the fund’s holdings in the energy sector pulled performance down, but I also avoided some energy companies

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Equity Spectrum Fund     5

that are part of the fund’s benchmark, such as Exxon, which contributed positively to relative results.

Despite the dollar’s generally upward trend, a variety of consumer discretionary stocks performed well during the period, as did health-care stocks and areas within the industrials complex, such as defense. Having said that, international stocks tended to perform better than U.S. stocks in this environment, particularly in 2015 through April. In Europe, policymakers took what we believe was a positive step forward with the launch of their version of quantitative easing, which in Europe’s case involves large-scale purchases of government and corporate debt. That, in addition to a strong currency divergence between the euro and the U.S. dollar — with the euro declining as the dollar surged upward — led European stocks to outperform U.S. stocks.

What were some holdings that helped performance?

I’m pleased to say that one of the largest positions in the fund, Jazz Pharmaceuticals, was the largest contributor to relative results. Jazz is a midsize pharmaceutical company known for its lineup of quality drugs and its pricing power. The stock performed well on favorable FDA news regarding the distribution of the company’s blockbuster narcolepsy drug, Xyrem.

The second-largest contributor to relative results was the stock of Cubist Pharmaceuticals, a midsize biopharmaceutical firm located in Lexington, Massachusetts, not far from Putnam’s Boston headquarters. The company’s antibiotic, Cubicin, a runaway success in the U.S. market for its effectiveness against drug-resistant bacteria, helped lure New Jersey-based Merck Pharmaceutical, one of the largest pharmaceutical companies in the world, to acquire Cubist for $9.5 billion. With this development, I sold the fund’s shares

Portfolio composition

Allocations are shown as a percentage of portfolio market value as of 4/30/15. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6     Equity Spectrum Fund

“The U.S. economy continues to be a
pillar of strength.”

David Glancy

in Cubist at a healthy premium over their pre-acquisition-announcement price.

Satellite TV provider DISH Network is another stock I’ve believed in for a long time, and despite occasional bouts of volatility, it has been a consistently positive driver of the fund’s performance. A key player in the wireless spectrum market, the company saw its share price gain as wireless spectrum continued to become increasingly valuable to communications companies. In my view, the company’s leadership is adept at making strategic decisions in this area, and its acquisition of bandwidth is the envy of would-be spectrum winners across the telecommunications world.

What holdings detracted from performance?

A pair of mortgage-servicing companies, Ocwen Financial and Altisource Residential, detracted from the fund’s relative results during the period. Since the credit crisis of 2008 to 2009, a large number of properties have been on the books of banks. Mortgage-servicing companies acquire these real estate assets at or following a foreclosure sale, as well as by purchasing sub-performing and non-performing mortgages. Weakness in these companies was, in my view, largely the result of continued regulatory pressure, and I continue to hold positions in both companies.

Another large detractor was the stock of Stone Energy, a U.S. oil and gas exploration and production [E&P] company that operates with a mix of offshore and onshore drilling projects. The stock suffered as a result of drastically lower oil prices during the period. Although the global bear market in oil has been difficult for E&Ps, I still believe in the

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Equity Spectrum Fund     7

viability of the oil and gas industry long term, as well as the prospects of Stone Energy.

In addition, the large cash position in the portfolio held back performance. As I have mentioned before, the cash level in the portfolio allows me to take advantage of any weakness in select holdings where I have long-term confidence to add to the position. In addition, cash on hand can serve as a kind of “dry powder” when price dislocations occur in stocks that I consider candidates for the portfolio. This has been a hallmark of my approach.

Did you employ derivatives in the fund? If so, how did they impact performance?

I did use a variety of derivatives for hedging purposes during the period, most of which had nominal impact on the fund. Forward currency contracts were the exception, as they had a somewhat larger positive impact on results. These contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, can be used to hedge against foreign currency weakness, which was pronounced during the period.

What is your outlook for the economy and the markets?

I believe the environment continues to be supportive for stocks. I think U.S. growth is solid and sustainable, and declining unemployment and lower energy prices are positives for consumers and businesses. Corporate earnings growth in the first quarter of 2015 may look somewhat soft, but this should not be a surprise given the fallout in the energy sector, harsh U.S. winter weather conditions, and a few other disruptions to business activity that I believe are likely to be short-term. The important thing is that the U.S. economy continues to be a pillar of strength, in my view.

Although I believe stocks are fully valued, I tend not to look at the overall market as

Sector allocations

Allocations are shown as a percentage of portfolio market value as of 4/30/15. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

8     Equity Spectrum Fund

part of my portfolio construction process. Instead, I focus on individual companies. My approach is to look at the potential of the individual holdings in the portfolio and look for new opportunities. When market volatility enters the picture, I aim to have enough cash on hand to add to positions or establish new ones, if I deem it necessary. As equities get more expensive, the challenge going forward is that stocks may become riskier, and it may become more challenging to find buying opportunities.

Thanks, David, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

IN THE NEWS

There seems to be momentum in the U.S. equities market, which is now in its third-longest bull run since 1928. Inflation, as measured by the Consumer Price Index, was –0.1% before seasonal adjustment for the 12 months ended March 31, 2015, according to the Bureau of Labor Statistics. Low inflation and a resilient U.S. economy generally provide a supportive environment for equities. However, investors appear to be more cautious than celebratory. Uncertainties include the timing of the Federal Reserve’s decision to implement the first hike in short-term interest rates since 2006 and whether the strong dollar could continue to worsen the trade balance, which could in turn reduce gross domestic product. In March, exports grew by less than 1%, according to the Bureau of Economic Analysis, compared with a 7.7% jump in imports in the same month. For now, the S&P 500 Index continues to hover around the 2100 mark. Investors should keep in mind that equities tend to perform well when short-term rates are rising from low levels. The reason is, in part, because rising rates typically signal an improving economy.

Equity Spectrum Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	235.54%	216.25%	220.92%	219.92%	220.99%	220.99%	225.60%	214.21%	230.57%	240.58%
Annual average	22.57	21.35	21.65	21.59	21.66	21.66	21.95	21.22	22.26	22.88
5 years	114.61	102.27	106.79	104.79	106.76	106.76	109.27	101.94	112.01	117.33
Annual average	16.50	15.13	15.64	15.42	15.64	15.64	15.92	15.09	16.22	16.80
3 years	60.43	51.21	56.87	53.87	56.90	56.90	58.02	52.49	59.22	61.62
Annual average	17.07	14.78	16.19	15.45	16.20	16.20	16.48	15.10	16.77	17.35
1 year	3.06	–2.87	2.28	–2.64	2.29	1.30	2.53	–1.06	2.79	3.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 4/30/15

S&P 500 Index
Life of fund	159.71%
Annual average	17.40
5 years	95.31
Annual average	14.33
3 years	59.05
Annual average	16.73
1 year	12.98

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10     Equity Spectrum Fund

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 5/18/09 to 4/30/15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $32,092 ($31,992 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $32,099, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $31,421. A $10,000 investment in the fund’s class R and Y shares would have been valued at $33,057 and $34,058, respectively.

Fund price and distribution information For the 12-month period ended 4/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	—		—	—	—		—	—
Capital gains
Long-term gains	$0.757		$0.757	$0.757	$0.757		$0.757	$0.757
Short-term gains	0.852		0.852	0.852	0.852		0.852	0.852
Total	$1.609		$1.609	$1.609	$1.609		$1.609	$1.609
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
4/30/14	$42.39	$44.98	$41.23	$41.16	$41.67	$43.18	$42.06	$42.69
4/30/15	42.13	44.70	40.62	40.55	41.17	42.66	41.68	42.54

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Equity Spectrum Fund     11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	237.61%	218.20%	223.21%	222.21%	223.21%	223.21%	227.82%	216.35%	232.71%	242.66%
Annual average	23.04	21.80	22.13	22.06	22.13	22.13	22.42	21.68	22.73	23.35
5 years	129.17	115.99	120.79	118.79	120.81	120.81	123.53	115.71	126.38	132.15
Annual average	18.04	16.65	17.16	16.95	17.17	17.17	17.45	16.62	17.75	18.35
3 years	59.48	50.31	55.94	52.94	55.93	55.93	57.10	51.60	58.25	60.66
Annual average	16.83	14.55	15.96	15.22	15.96	15.96	16.25	14.88	16.53	17.12
1 year	0.29	–5.48	–0.44	–5.23	–0.44	–1.40	–0.20	–3.69	0.03	0.56

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the fiscal year ended 4/30/14	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%
Annualized expense ratio for the six-month period ended 4/30/15*†	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes an increase of 0.04% from annualizing the performance fee adjustment for the six months ended 4/30/15.

12     Equity Spectrum Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2014, to April 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.21	$9.92	$9.92	$8.68	$7.45	$4.97
Ending value (after expenses)	$1,004.00	$1,000.30	$1,000.30	$1,001.50	$1,002.70	$1,005.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2015, use the following calculation method. To find the value of your investment on November 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.26	$9.99	$9.99	$8.75	$7.50	$5.01
Ending value (after expenses)	$1,018.60	$1,014.88	$1,014.88	$1,016.12	$1,017.36	$1,019.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14     Equity Spectrum Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2015, Putnam employees had approximately $498,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Equity Spectrum Fund     15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16     Equity Spectrum Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Equity Spectrum Fund     17

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Spectrum Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Spectrum Fund as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 9, 2015

18     Equity Spectrum Fund

The fund’s portfolio 4/30/15

COMMON STOCKS (89.4%)*	Shares	Value
Aerospace and defense (11.0%)
Bombardier, Inc. Class B (Canada)	6,701,285	$13,552,537
General Dynamics Corp.	1,213,479	166,634,936
L-3 Communications Holdings, Inc.	1,006,000	115,599,460
Northrop Grumman Corp.	805,772	124,121,119
Raytheon Co.	651,000	67,704,000
		487,612,052
Airlines (8.9%)
Alaska Air Group, Inc.	462,745	29,643,445
American Airlines Group, Inc.	5,206,473	251,394,549
Japan Airlines Co., Ltd. (Japan)	2,204,100	73,504,557
Spirit Airlines, Inc. †	603,300	41,307,951
		395,850,502
Banks (2.5%)
Citigroup, Inc.	1,920,800	102,417,056
Metro Bank PLC (acquired 1/15/14, cost $8,736,904) (Private) (United Kingdom) †ΔΔ F	410,449	8,946,554
		111,363,610
Biotechnology (2.4%)
Aegerion Pharmaceuticals, Inc. † S	1,033,900	24,048,514
AMAG Pharmaceuticals, Inc. † S	53,849	2,744,684
ARIAD Pharmaceuticals, Inc. † S	7,327,700	63,531,159
Idera Pharmaceuticals, Inc. † S	5,507,200	15,475,232
		105,799,589
Building products (1.2%)
Assa Abloy AB Class B (Sweden)	889,697	51,430,288
		51,430,288
Chemicals (1.5%)
W.R. Grace & Co. †	713,044	68,965,616
		68,965,616
Communications equipment (4.4%)
EchoStar Corp. Class A †	3,880,878	194,043,900
		194,043,900
Diversified financial services (0.7%)
Leucadia National Corp.	1,337,702	31,797,177
		31,797,177
Health-care equipment and supplies (2.2%)
GenMark Diagnostics, Inc. † Ω	4,561,724	43,792,550
STAAR Surgical Co. † Ω S	6,336,734	56,080,096
		99,872,646
Hotels, restaurants, and leisure (0.1%)
Melco Crown Entertainment, Ltd. ADR (Hong Kong) S	174,100	3,555,122
		3,555,122
Household durables (0.2%)
UCP, Inc. Class A † Ω	852,192	7,379,983
		7,379,983
Industrial conglomerates (1.3%)
Siemens AG (Germany)	515,813	56,458,954
		56,458,954
Internet and catalog retail (8.9%)
Amazon.com, Inc. †	118,000	49,770,040
Ctrip.com International, Ltd. ADR (China) †	169,900	10,819,232
FabFurnish GmbH (acquired 8/2/13, cost $151) (Private) (Brazil) †ΔΔ F	114	96

Equity Spectrum Fund     19

COMMON STOCKS (89.4%)* cont.	Shares	Value
Internet and catalog retail cont.
Global Fashion Holding SA (acquired 8/2/13, cost $7,569,814) (Private) (Brazil) †ΔΔ F	178,692	$4,168,159
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $151) (Private) (Brazil) †ΔΔ F	114	96
New Middle East Other Assets GmbH (acquired 8/2/13, cost $62) (Private) (Brazil) †ΔΔ F	47	40
Priceline Group, Inc. (The) †	262,300	324,677,563
Zalando SE (Germany) †	296,896	9,083,617
		398,518,843
Internet software and services (2.4%)
Google, Inc. Class C †	178,467	95,897,216
Pandora Media, Inc. †	503,600	8,984,224
		104,881,440
Life sciences tools and services (2.1%)
Agilent Technologies, Inc.	2,302,400	95,250,288
		95,250,288
Media (18.1%)
DISH Network Corp. Class A †	11,107,752	751,550,500
Global Eagle Entertainment, Inc. † Ω	4,324,932	55,229,382
		806,779,882
Oil, gas, and consumable fuels (3.4%)
Cabot Oil & Gas Corp.	479,300	16,209,926
Gulfport Energy Corp. †	1,629,068	79,726,588
Stone Energy Corp. † Ω	3,240,211	55,310,402
		151,246,916
Personal products (0.6%)
Coty, Inc. Class A † S	1,207,500	28,871,325
		28,871,325
Pharmaceuticals (10.7%)
Jazz Pharmaceuticals PLC †	2,267,175	405,144,173
Medicines Co. (The) †	920,656	23,578,000
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	801,500	48,426,630
		477,148,803
Real estate investment trusts (REITs) (1.0%)
Altisource Residential Corp. R	2,444,054	46,803,634
		46,803,634
Real estate management and development (1.2%)
Altisource Portfolio Solutions SA † Ω	2,128,083	51,606,013
		51,606,013
Semiconductors and semiconductor equipment (3.2%)
Micron Technology, Inc. †	5,135,100	144,450,363
		144,450,363
Thrifts and mortgage finance (0.5%)
Ocwen Financial Corp. †	2,410,075	20,461,537
		20,461,537
Tobacco (0.9%)
Japan Tobacco, Inc. (Japan)	1,104,400	38,642,628
		38,642,628
Total common stocks (cost $3,518,997,121)		$3,978,791,111

20     Equity Spectrum Fund

CONVERTIBLE PREFERRED STOCKS (1.6%)*	Shares	Value
Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $50,000,000) (Virgin Islands) (Private) †ΔΔ F	50,000	$30,031,250
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost $45,000,016) (Private) †ΔΔ F	1,350,639	40,500,015
Total convertible preferred stocks (cost $95,000,016)		$70,531,265

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Global Eagle Entertainment, Inc. Ω	1/31/18	$11.50	351,253	$1,650,889
Total warrants (cost $477,829)				$1,650,889

SHORT-TERM INVESTMENTS (9.7%)*	Principal amount/shares	Value
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.05%, May 15, 2015	$5,000,000	$4,999,903
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.07%, July 10, 2015 ‡	5,000,000	4,999,415
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.09%, May 1, 2015 ‡	15,000,000	15,000,000
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.12%, May 27, 2015 ‡	8,750,000	8,749,210
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.09%, May 13, 2015 ‡	5,200,000	5,199,844
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.11%, May 27, 2015 ‡	5,000,000	4,999,585
Putnam Cash Collateral Pool, LLC 0.22% [d]	Shares 31,718,775	31,718,775
Putnam Money Market Liquidity Fund 0.08% L	Shares 49,708,388	49,708,388
Putnam Short Term Investment Fund 0.07% L	Shares 237,824,142	237,824,142
SSgA Prime Money Market Fund Class N 0.03% P	Shares 2,182,000	2,182,000
U.S. Treasury Bills with an effective yield of 0.09%, June 11, 2015	$41,500,000	41,495,810
U.S. Treasury Bills with an effective yield of 0.02%, May 21, 2015 ‡	25,000,000	24,999,750
Total short-term investments (cost $431,889,694)		$431,876,822

TOTAL INVESTMENTS
Total investments (cost $4,046,364,660)	$4,482,850,087

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2014 through April 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $4,452,702,324.
†	This security is non-income-producing.

Equity Spectrum Fund     21

ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $83,646,210, or 1.9% of net assets.

Ω	Affiliated company (Note 5).
‡	This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $122,885,750 to cover certain derivative contracts, securities sold short and the settlement of certain securities.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 4/30/15 (aggregate face value $236,523,055)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Japanese Yen	Sell	5/20/15	$77,085,698	$78,314,984	$1,229,286
Citibank, N.A.
	Euro	Sell	6/17/15	37,377,773	37,393,213	15,440
Credit Suisse International
	Euro	Sell	6/17/15	440,066	440,352	286
	Japanese Yen	Sell	5/20/15	32,617,974	33,153,368	535,394
	Swedish Krona	Sell	6/17/15	17,171,269	16,588,773	(582,496)
JPMorgan Chase Bank N.A.
	Euro	Sell	6/17/15	37,377,436	37,408,446	31,010
	Swedish Krona	Sell	6/17/15	17,171,281	16,619,782	(551,499)
State Street Bank and Trust Co.
	Swedish Krona	Sell	6/17/15	17,171,268	16,604,137	(567,131)
Total						$110,290

22     Equity Spectrum Fund

Securities sold short at 4/30/15
COMMON STOCKS (2.7%)*	Shares	Value
Aerospace and defense (0.1%)
Orbital ATK, Inc.	46,570	$3,407,061
		3,407,061
Electrical equipment (0.8%)
ABB, Ltd. (Switzerland)	682,969	14,956,172
Emerson Electric Co.	329,200	19,366,836
		34,323,008
Food products (0.7%)
Hain Celestial Group, Inc. (The) †	527,200	31,758,528
		31,758,528
Industrial conglomerates (0.5%)
General Electric Co.	846,900	22,934,052
		22,934,052
Leisure products (0.1%)
Vista Outdoor, Inc. †	93,140	4,075,806
		4,075,806
Machinery (0.5%)
Caterpillar, Inc.	291,600	25,334,208
		25,334,208
Total securities sold short (proceeds receivable $111,452,843)		$121,832,663

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$1,202,981,822	$9,083,617	$4,168,391
Consumer staples	28,871,325	38,642,628	—
Energy	151,246,916	—	—
Financials	253,085,417	—	8,946,554
Health care	778,071,326	—	—
Industrials	809,957,997	181,393,799	—
Information technology	443,375,703	—	—
Materials	68,965,616	—	—
Total common stocks	3,736,556,122	229,120,044	13,114,945
Convertible preferred stocks	—	30,031,250	40,500,015
Warrants	1,650,889	—	—
Short-term investments	289,714,530	142,162,292	—
Totals by level	$4,027,921,541	$401,313,586	$53,614,960

Equity Spectrum Fund     23

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	—	$110,290	$—
Securities sold short	(106,876,491)	(14,956,172)	—
Totals by level	$(106,876,491)	$(14,845,882)	$—

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of April 30, 2014	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation)#	Purchases	Sales	Net transfers in and/or out of Level 3†	Balance as of April 30, 2015
Common stocks*:
Consumer discretionary	$23,406,210	$—	$—	$3,822,647	$—	$—	$(23,060,466)	$4,168,391
Financials	8,772,536	—	—	174,018	—	—	—	8,946,554
Total common stocks	32,178,746	—	—	3,996,665	—	—	(23,060,466)	13,114,945
Convertible preferred stocks	—	—	—	(4,500,001)	45,000,016	—	—	40,500,015
Totals:	$32,178,746	$—	$—	$(503,336)	$45,000,016	$—	$(23,060,466)	$53,614,960

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $(503,336) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs:

Description	Fair value	Valuation techniques	Unobservable input	Range of unobservable inputs (weighted average)	Impact to valuation from an increase in input[1]
			Liquidity discount	20%	Decrease
			Discount rates (WACC)	12%	Decrease
Private equity	$8,946,554	Comparable multiples	Deposit growth	57%–85% (72.3%)	Increase
			Market Capitalization/deposits	25%	Increase
Private equity	$40,500,015	Market transaction price	Liquidity discount	10%	Decrease
			EV/sales multiple	2.2x–2.4x (2.3x)	Increase
Private equity	$4,168,391	Comparable multiples	Liquidity discount	25%	Decrease
			Discount rates (WACC)	20%	Decrease

1 Expected directional change in fair value that would result from an increase in the unobservable input.

The accompanying notes are an integral part of these financial statements.

24	Equity Spectrum Fund	Equity Spectrum Fund	25

Statement of assets and liabilities 4/30/15
ASSETS
Investment in securities, at value, including $29,410,801 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,290,842,310)	$3,892,549,467
Affiliated issuers (identified cost $755,522,350) (Notes 1 and 5)	590,300,620
Cash	1,842,850
Dividends, interest and other receivables	2,997,217
Foreign tax reclaim	278,106
Receivable for shares of the fund sold	8,786,384
Receivable for investments sold	13,095,496
Unrealized appreciation on forward currency contracts (Note 1)	1,811,416
Collateral on short sales (Note 1)	125,611,639
Prepaid assets	35,844
Total assets	4,637,309,039
LIABILITIES
Payable for investments purchased	3,750,288
Payable for shares of the fund repurchased	14,533,951
Payable for compensation of Manager (Note 2)	2,726,938
Payable for custodian fees (Note 2)	19,077
Payable for investor servicing fees (Note 2)	1,346,971
Payable for Trustee compensation and expenses (Note 2)	80,690
Payable for administrative services (Note 2)	14,267
Payable for distribution fees (Note 2)	966,980
Payable for loan financing (Note 1)	3,214,121
Interest payable for short sales (Note 1)	42,946
Unrealized depreciation on forward currency contracts (Note 1)	1,701,126
Securities sold short, at value (proceeds receivable $111,452,843) (Note 1)	121,832,663
Collateral on securities loaned, at value (Note 1)	31,718,775
Collateral on certain derivative contracts, at value (Note 1)	2,182,000
Other accrued expenses	475,922
Total liabilities	184,606,715
Net assets	$4,452,702,324

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,842,586,997
Accumulated net investment loss (Note 1)	(62,992)
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	183,985,183
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	426,193,136
Total — Representing net assets applicable to capital shares outstanding	$4,452,702,324
(Continued on next page)

26     Equity Spectrum Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($2,091,550,544 divided by 49,649,670 shares)	$42.13
	Offering price per class A share (100/94.25 of $42.13)*	$44.70
	Net asset value and offering price per class B share ($61,045,395 divided by 1,502,703 shares)**	$40.62
	Net asset value and offering price per class C share ($554,985,282 divided by 13,686,160 shares)**	$40.55
	Net asset value and redemption price per class M share ($4,635,584 divided by 112,585 shares)	$41.17
	Offering price per class M share (100/96.50 of $41.17)*	$42.66
	Net asset value, offering price and redemption price per class R share ($14,086,670 divided by 337,950 shares)	$41.68
	Net asset value, offering price and redemption price per class Y share ($1,726,398,849 divided by 40,583,589 shares)	$42.54
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund     27

Statement of operations Year ended 4/30/15
INVESTMENT INCOME
Dividends (net of foreign tax of $735,002)	$19,108,116
Interest (including interest income of $307,384 from investments in affiliated issuers) (Note 5)	523,266
Securities lending (Note 1)	763,293
Total investment income	20,394,675
EXPENSES
Compensation of Manager (Note 2)	33,955,467
Investor servicing fees (Note 2)	8,664,714
Custodian fees (Note 2)	61,072
Trustee compensation and expenses (Note 2)	178,912
Distribution fees (Note 2)	11,178,111
Administrative services (Note 2)	111,421
Dividend expense for short sales (Note 1)	395,113
Interest expense for short sales (Note 1)	248,727
Other	1,247,598
Total expenses	56,041,135
Expense reduction (Note 2)	(59,305)
Net expenses	55,981,830
Net investment loss	(35,587,155)

Net realized gain on investments (Notes 1 and 3)	241,138,479
Net realized loss on swap contracts (Note 1)	(6,361,667)
Net realized gain on futures contracts (Note 1)	981,800
Net realized gain on foreign currency transactions (Note 1)	26,988,844
Net realized loss on short sales (Note 1)	(100,829)
Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(84,635)
Net unrealized depreciation of investments and short sales during the year	(105,147,912)
Net gain on investments	157,414,080
Net increase in net assets resulting from operations	$121,826,925

The accompanying notes are an integral part of these financial statements.

28     Equity Spectrum Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 4/30/15	Year ended 4/30/14
Operations:
Net investment loss	$(35,587,155)	$(13,120,500)
Net realized gain on investments and foreign currency transactions	262,646,627	157,498,594
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(105,232,547)	358,231,933
Net increase in net assets resulting from operations	121,826,925	502,610,027
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(1,119,956)
Class Y	—	(2,027,727)
Net realized short-term gain on investments
Class A	(42,225,370)	(9,707,069)
Class B	(1,199,466)	(299,579)
Class C	(10,803,375)	(2,157,625)
Class M	(107,621)	(26,712)
Class R	(231,907)	(54,928)
Class Y	(34,376,807)	(7,189,212)
From net realized long-term gain on investments
Class A	(37,517,143)	(6,533,604)
Class B	(1,065,723)	(201,640)
Class C	(9,598,773)	(1,452,248)
Class M	(95,621)	(17,980)
Class R	(206,049)	(36,970)
Class Y	(30,543,712)	(4,838,892)
Redemption fees (Note 1)	—	7,908
Increase from capital share transactions (Note 4)	565,242,976	2,362,540,053
Total increase in net assets	519,098,334	2,829,493,846
NET ASSETS
Beginning of year	3,933,603,990	1,104,110,144
End of year (including accumulated net investment loss of $62,992 and $1,663,663, respectively)	$4,452,702,324	$3,933,603,990

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund     29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[d,e]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
April 30, 2015	$42.39	(.34)	1.69	1.35	—	(1.61)	(1.61)	—	$42.13	3.06	$2,091,551	1.26	(.80)	36
April 30, 2014	32.72	(.22)	10.45	10.23	(.04)	(.52)	(.56)	—[b]	42.39	31.32	2,044,648	1.36	(.55)	55
April 30, 2013	28.65	.07[g]	5.09	5.16	(.05)	(1.04)	(1.09)	—[b]	32.72	18.54	485,067	1.45	.22[g]	54
April 30, 2012	27.37	.06[f]	2.52	2.58	(.18)	(1.12)	(1.30)	—[b]	28.65	10.16	218,051	1.55	.24[f]	96
April 30, 2011	22.69	(.30)	5.14	4.84	—	(.16)	(.16)	—[b]	27.37	21.43	116,216	1.57	(1.29)	107
Class B
April 30, 2015	$41.23	(.65)	1.65	1.00	—	(1.61)	(1.61)	—	$40.62	2.28	$61,045	2.01	(1.55)	36
April 30, 2014	32.05	(.51)	10.21	9.70	—	(.52)	(.52)	—[b]	41.23	30.33	49,769	2.11	(1.33)	55
April 30, 2013	28.24	(.14)[g]	4.99	4.85	—	(1.04)	(1.04)	—[b]	32.05	17.68	20,890	2.20	(.49)[g]	54
April 30, 2012	27.03	(.17)[f]	2.51	2.34	(.02)	(1.12)	(1.14)	.01	28.24	9.34	8,887	2.30	(.66)[f]	96
April 30, 2011	22.57	(.48)	5.10	4.62	—	(.16)	(.16)	—[b]	27.03	20.57	4,095	2.32	(2.04)	107
Class C
April 30, 2015	$41.16	(.65)	1.65	1.00	—	(1.61)	(1.61)	—	$40.55	2.29	$554,985	2.01	(1.55)	36
April 30, 2014	32.00	(.51)	10.19	9.68	—	(.52)	(.52)	—[b]	41.16	30.31	426,775	2.11	(1.31)	55
April 30, 2013	28.19	(.15)[g]	5.00	4.85	—	(1.04)	(1.04)	—[b]	32.00	17.71	121,090	2.20	(.51)[g]	54
April 30, 2012	27.02	(.15)[f]	2.49	2.34	(.05)	(1.12)	(1.17)	—[b]	28.19	9.34	44,527	2.30	(.59)[f]	96
April 30, 2011	22.57	(.48)	5.09	4.61	—	(.16)	(.16)	—[b]	27.02	20.53	16,615	2.32	(2.04)	107
Class M
April 30, 2015	$41.67	(.55)	1.66	1.11	—	(1.61)	(1.61)	—	$41.17	2.53	$4,636	1.76	(1.30)	36
April 30, 2014	32.31	(.41)	10.29	9.88	—	(.52)	(.52)	—[b]	41.67	30.64	6,494	1.86	(1.04)	55
April 30, 2013	28.39	(.09)[g]	5.05	4.96	—	(1.04)	(1.04)	—[b]	32.31	17.98	1,735	1.95	(.29)[g]	54
April 30, 2012	27.16	(.06)[f]	2.49	2.43	(.08)	(1.12)	(1.20)	—[b]	28.39	9.61	926	2.05	(.24)[f]	96
April 30, 2011	22.63	(.42)	5.11	4.69	—	(.16)	(.16)	—[b]	27.16	20.83	544	2.07	(1.79)	107
Class R
April 30, 2015	$42.06	(.45)	1.68	1.23	—	(1.61)	(1.61)	—	$41.68	2.79	$14,087	1.51	(1.06)	36
April 30, 2014	32.53	(.32)	10.37	10.05	—	(.52)	(.52)	—[b]	42.06	30.96	9,709	1.61	(.82)	55
April 30, 2013	28.54	.03[g]	5.04	5.07	(.04)	(1.04)	(1.08)	—[b]	32.53	18.28	2,676	1.70	.10[g]	54
April 30, 2012	27.28	(.07)[f]	2.57	2.50	(.12)	(1.12)	(1.24)	—[b]	28.54	9.87	634	1.80	(.27)[f]	96
April 30, 2011	22.66	(.36)	5.14	4.78	—	(.16)	(.16)	—[b]	27.28	21.20	259	1.82	(1.54)	107
Class Y
April 30, 2015	$42.69	(.24)	1.70	1.46	—	(1.61)	(1.61)	—	$42.54	3.30	$1,726,399	1.01	(.55)	36
April 30, 2014	32.91	(.12)	10.51	10.39	(.09)	(.52)	(.61)	—[b]	42.69	31.64	1,396,209	1.11	(.31)	55
April 30, 2013	28.79	.14[g]	5.13	5.27	(.11)	(1.04)	(1.15)	—[b]	32.91	18.85	472,652	1.20	.47[g]	54
April 30, 2012	27.48	.11[f]	2.54	2.65	(.23)	(1.12)	(1.35)	.01	28.79	10.44	235,534	1.30	.40[f]	96
April 30, 2011	22.72	(.25)	5.17	4.92	—	(.16)	(.16)	—[b]	27.48	21.76	125,687	1.32	(1.04)	107

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Equity Spectrum Fund	Equity Spectrum Fund	31

Financial highlights (Continued)

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Amount represents less than $0.01 per share.

c  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d  Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e  Includes dividend and/or interest expense in connection with securities sold short, which amounted to the following amounts (Note 1):

Percentage of average net assets
April 30, 2015	0.01%
April 30, 2014	0.01
April 30, 2013	<0.01
April 30, 2012	0.02
April 30, 2011	0.02

f  Reflects dividends received by the fund from two issuers which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.36	1.37%
Class B	0.32	1.23
Class C	0.34	1.30
Class M	0.36	1.38
Class R	0.30	1.12
Class Y	0.34	1.29

g  Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.12	0.42%
Class B	0.13	0.44
Class C	0.13	0.44
Class M	0.12	0.42
Class R	0.15	0.52
Class Y	0.12	0.41

The accompanying notes are an integral part of these financial statements.

32     Equity Spectrum Fund

Notes to financial statements 4/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2014 through April 30, 2015.

Putnam Equity Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests in equity securities of companies of any size, including both growth and value stocks, that Putnam Management believes have favorable investment potential. The fund expects to invest in leveraged companies, which employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and their fixed income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

Equity Spectrum Fund     33

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at

34     Equity Spectrum Fund

the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Equity Spectrum Fund     35

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,134,436 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Short sales of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the fair value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at

36     Equity Spectrum Fund

value and listed after the fund’s portfolio. At the close of the reporting period, the value of the securities sold short amounted to $121,832,663 and the fund posted collateral of $61,197,732. Collateral may include amounts related to unsettled trades.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $31,718,775 and the value of securities loaned amounted to $29,410,801.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, net operating loss and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $37,187,826 to decrease accumulated net investment loss and $37,187,826 to decrease accumulated net realized gain.

Equity Spectrum Fund     37

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$815,654,809
Unrealized depreciation	(380,393,680)
Net unrealized appreciation	435,261,129
Undistributed long-term gain	136,348,695
Undistributed short-term gain	48,860,789
Cost for federal income tax purposes	$4,047,588,958

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month based on the performance of the fund. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.40%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.719% of the fund’s average net assets before an increase of $2,046,526 (0.046% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

38     Equity Spectrum Fund

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$4,150,589
Class B	112,695
Class C	1,009,789
Class M	11,525
Class R	22,311
Class Y	3,357,805
Total	$8,664,714

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $10,450 under the expense offset arrangements and by $48,855 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,672, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares,

Equity Spectrum Fund     39

respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$5,316,563
Class B	578,071
Class C	5,181,994
Class M	44,145
Class R	57,338
Total	$11,178,111

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $658,987 and $4,425 from the sale of class A and class M shares, respectively, and received $36,276 and $22,654 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,799,453,738	$1,223,526,730
U.S. government securities (Long-term)	—	—
Securities sold short	38,427,650	121,809,494
Total	$1,837,881,388	$1,345,336,224

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/15		Year ended 4/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	18,876,676	$813,366,848	40,645,764	$1,627,498,974
Shares issued in connection with reinvestment of distributions	1,686,123	73,447,530	395,348	16,169,745
	20,562,799	886,814,378	41,041,112	1,643,668,719
Shares repurchased	(19,146,269)	(825,215,014)	(7,631,615)	(309,751,680)
Net increase	1,416,530	$61,599,364	33,409,497	$1,333,917,039

	Year ended 4/30/15		Year ended 4/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	400,840	$16,768,416	661,092	$25,444,513
Shares issued in connection with reinvestment of distributions	45,040	1,897,553	9,926	396,032
	445,880	18,665,969	671,018	25,840,545
Shares repurchased	(150,137)	(6,227,776)	(115,769)	(4,435,900)
Net increase	295,743	$12,438,193	555,249	$21,404,645

40     Equity Spectrum Fund

	Year ended 4/30/15		Year ended 4/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	5,053,560	$210,458,142	7,241,659	$281,986,278
Shares issued in connection with reinvestment of distributions	387,186	16,285,060	73,440	2,925,120
	5,440,746	226,743,202	7,315,099	284,911,398
Shares repurchased	(2,122,160)	(87,868,298)	(731,849)	(28,388,153)
Net increase	3,318,586	$138,874,904	6,583,250	$256,523,245

	Year ended 4/30/15		Year ended 4/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	34,932	$1,482,456	107,318	$4,333,743
Shares issued in connection with reinvestment of distributions	4,751	202,687	1,107	44,597
	39,683	1,685,143	108,425	4,378,340
Shares repurchased	(82,932)	(3,473,048)	(6,298)	(248,245)
Net increase (decrease)	(43,249)	$(1,787,905)	102,127	$4,130,095

	Year ended 4/30/15		Year ended 4/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	204,364	$8,708,730	191,250	$7,527,464
Shares issued in connection with reinvestment of distributions	8,209	354,115	1,931	78,421
	212,573	9,062,845	193,181	7,605,885
Shares repurchased	(105,434)	(4,519,894)	(44,650)	(1,788,269)
Net increase	107,139	$4,542,951	148,531	$5,817,616

	Year ended 4/30/15		Year ended 4/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	24,352,456	$1,059,415,802	24,036,782	$967,675,345
Shares issued in connection with reinvestment of distributions	1,171,155	51,460,516	276,023	11,355,579
	25,523,611	1,110,876,318	24,312,805	979,030,924
Shares repurchased	(17,649,238)	(761,300,849)	(5,966,970)	(238,283,511)
Net increase	7,874,373	$349,575,469	18,345,835	$740,747,413

At the close of the reporting period a pooled investment vehicle, not managed by or affiliated with Putnam Management, owned 17.6% of the outstanding shares of the fund.

Equity Spectrum Fund     41

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

Name of affiliates	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$123,943,934	$619,184,305	$693,419,851	$69,983	$49,708,388
Putnam Short Term Investment Fund*	143,506,738	931,008,625	836,691,221	237,401	237,824,142
Altisource Portfolio Solutions SA†	—	85,490,548	—	—	51,606,013
GenMark Diagnostics, Inc.	31,625,675	9,922,141	—	—	43,792,550
Global Eagle Entertainment, Inc.**	47,704,000	—	—	—	55,229,382
Global Eagle Entertainment, Inc. Warrants	1,088,884	—	—	—	1,650,889
STAAR Surgical Co.	72,047,335	18,227,461	—	—	56,080,096
Stone Energy Corp.†	—	7,513,901	—	—	55,310,402
UCP, Inc. Class A	12,058,517	—	—	—	7,379,983
Totals	$431,975,083	$1,671,346,981	$1,530,111,072	$307,384	$558,581,845

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

† Security was only in affiliation for a portion of the reporting period.

** In connection with the purchase of shares of this issuer by the fund on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the “Other Putnam Investors”), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer’s outstanding voting securities.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	—*
Forward currency contracts (contract amount)	$274,000,000
OTC total return swap contracts (notional)	—*
Warrants (number of warrants)	350,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

42     Equity Spectrum Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$1,811,416	Payables	$1,701,126
Equity contracts	Investments	1,650,889	Payables	—
Total		$3,462,305		$1,701,126

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Futures	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$26,932,214	$—	$26,932,214
Equity contracts	103,817	981,800	—	(6,361,667)	(5,276,050)
Total	$103,817	$981,800	$26,932,214	$(6,361,667)	$21,656,164

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Forward currency contracts	Total
Foreign exchange contracts	$—	$(62,233)	$(62,233)
Equity contracts	545,905	—	545,905
Total	$545,905	$(62,233)	$483,672

Equity Spectrum Fund     43

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total
Assets:
Forward currency contracts#	$1,229,286	$15,440	$535,680	$31,010	$—	$1,811,416
Total Assets	$1,229,286	$15,440	$535,680	$31,010	$—	$1,811,416
Liabilities:
Forward currency contracts#	—	—	582,496	551,499	567,131	1,701,126
Total Liabilities	$—	$—	$582,496	$551,499	$567,131	$1,701,126
Total Financial and Derivative Net Assets	$1,229,286	$15,440	$(46,816)	$(520,489)	$(567,131)	$110,290
Total collateral received (pledged)†##	$956,000	$15,440	$226,000	$720,000	$—
Net amount	$273,286	$—	$(272,816)	$(1,240,489)	$(567,131)

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

44     Equity Spectrum Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $187,878,404 as a capital gain dividend with respect to the taxable year ended April 30, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 22.61% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 34.02%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $0 of distributions paid as qualifying to be taxed as interest-related dividends, and $88,945,468 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

Equity Spectrum Fund     45

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011>

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

46     Equity Spectrum Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Equity Spectrum Fund     47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

48     Equity Spectrum Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Equity Spectrum Fund     49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

50     Equity Spectrum Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Equity Spectrum Fund     51

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Equity Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

52     Equity Spectrum Fund

75 YEARS

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN106
294682 6/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2015	$41,006	$ —	$3,610	$ —
April 30, 2014	$37,825	$ —	$3,538	$ —

For the fiscal years ended April 30, 2015 and April 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,610 and $3,538 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2015	$ —	$ —	$ —	$ —

April 30, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2015